UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2012

Federal-Mogul Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34029	20-8350090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26555 Northwestern Highway, Southfield, Michigan		48033
(Address of principal executive offices)		(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2012, the Board of Directors of Federal-Mogul Corporation (the “Company”) appointed Rainer Jueckstock and Michael Broderick as Co-Chief Executive Officers of the Company. Mr. Jueckstock is also the Chief Executive Officer of the OE Division of the Company and Mr. Broderick, as previously announced, is also the Chief Executive Officer of the Global Aftermarket Division of the Company. The Company’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2012 announcing the appointment of Mr. Jueckstock and the Company’s current report on Form 8-K filed with the SEC on June 12, 2012 announcing the appointment of Mr. Broderick are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal-Mogul Corporation (Registrant)

Date: July 31, 2012	By:	/s/ Brett D. Pynnonen

Brett D. Pynnonen
Senior Vice President, General Counsel and Secretary